SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): October 25, 2005


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On October 31, 2005, Sonex Research, Inc. (the "Company" or the "Registrant") announced on its website (www.sonexresearch.com) that it has reached a settlement of a lawsuit filed in April 2005 by three Maryland shareholders alleging the fraudulent transfer of ownership of the Company's patents to its officers. While Sonex continues to deny the allegations and asserts that the Company maintains title to its patents, the Company settled the lawsuit by reaching agreement to stay the case until March 31, 2006 in order to minimize the expense and disruption to its business of continuing to litigate the case.

The Complaint against Sonex, Dr. Andrew A. Pouring,  Chairman of the Board,
CEO and President, and George E. Ponticas, CFO, Secretary and director, was filed in the Circuit Court for Anne Arundel County. Plaintiffs Robert T. Emmet of Annapolis, Sidney L. Gulick, 3d of Adelphi, and Robert Martin, Jr. of Myersville, sought a $1 million judgment in their favor for alleged violations of Maryland law regarding actions by directors who have a financial interest in a particular transaction or contract approved by the Board. Dr. Pouring and Mr. Ponticas currently are the only officers and members of the Board of Directors of Sonex, as a vacancy in the Board has existed since November 2004.

The Complaint concerned actions taken by management early in 2005 during a period of cash flow difficulties to insure that key personnel would continue to provide services and make loans to Sonex in order for the Company to remain in operation. The Company executed a First Loan and Security Agreement (the "FLSA") effective as of January 2005 granting a priority security interest in its patents to Dr. Pouring, Mr. Ponticas, and Michael I. Keller, the consultant who serves as the Company's Director of Business Development and Technical Program Manager, to secure payment of compensation being deferred on an ongoing and future basis, new loans made to the Company, and personal financial guaranties by Dr. Pouring of Company credit card obligations. The FLSA also provides for acceptance by the Company of new loans from sources other than Pouring, Ponticas and Keller.

The Company also  executed a Second Loan and Security  Agreement  (the  "SLSA"),
subordinated to the FLSA, in favor of these individuals for financial obligations incurred prior to 2005. The SLSA also applied to notes payable to Plaintiff Gulick.

In exchange for the grant of the security interests in the patents, Dr. Pouring, Mr. Ponticas, and Mr. Keller agreed to stay, through March 31, 2005, any demand for immediate payment of unpaid compensation earned beginning in January 2005. Although that date has passed, no demand for payment has been made to date. Each individual continues to defer most or all of his current compensation.

Under the litigation settlement, the parties agreed to stay the case until March 31, 2006. The Plaintiffs agreed to dismiss all monetary claims without prejudice (meaning they have the right to refile monetary claims within the applicable statute of limitations). In exchange, Dr. Pouring, Mr. Ponticas, and Mr. Keller have agreed to stay any demand for immediate payment of unpaid current compensation through March 31, 2006 if they continue in the service of the Company or if no event of default under the FLSA or SLSA occurs. The Company also has agreed to invite the Plaintiffs to participate in discussions and offer assistance and suggestions regarding the appointment of independent directors to the Board of Directors of Sonex. In addition, Mr. Gulick has agreed to extend the due dates of notes payable to him by the Company through March 31, 2006. The principal amounts of such notes total $106,000, while interest payments are current through June 30, 2005.

As of September 30, 2005, the FLSA applies to total financial obligations of approximately $359,000, consisting of shareholder loans of approximately $68,000, unpaid compensation of approximately $263,000, and Company credit card obligations under personal financial guaranties of approximately $28,000, while the SLSA applies to total financial obligations of approximately $718,000, consisting of shareholder loans of approximately $133,000, unpaid compensation of approximately $558,000, and Company credit card and equipment lease obligations under personal financial guaranties of approximately $27,000.

The Plaintiffs will have 30 days from March 31, 2006 to petition the court to reopen the case; otherwise, the case shall be dismissed with prejudice, meaning that the Plaintiffs will be barred from making such claims in the future.

The October 25, 2005 Agreement to Stay is provided as Exhibit 99.1 to this Form 8-K. Also provided as exhibits are the FLSA, the SLSA, and the amendments to both documents executed in connection with the settlement.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

     99.1  October 25, 2005 Agreement to Stay
     99.2  October 25, 2005 Amendment to First Loan and Security Agreement
     99.3  October 25, 2005 Amendment to Second Loan and Security Agreement
     99.4  First Loan and Security Agreement dated March 3, 2005
     99.5  Second Loan and Security Agreement dated March 3, 2005



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 31, 2005

SONEX RESEARCH, INC.
Registrant



/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary




                                                                    EXHIBIT 99.1


                                AGREEMENT TO STAY

     This Agreement to Stay (hereinafter "Agreement") is made and entered into this 25th day of October, 2005 by and between SONEX RESEARCH, INC. ("SONEX"), ANDREW A. POURING ("POURING"), GEORGE E. PONTICAS ("PONTICAS"), ROBERT T. EMMET ("EMMET"), SIDNEY L. GULICK, III ("GULICK"), ROBERT MARTIN, JR. ("MARTIN"), and MICHAEL I. KELLER ("KELLER").

     WHEREAS, EMMET, GULICK, and MARTIN filed a civil action against SONEX, POURING, and PONTICAS, in the Circuit Court for Anne Arundel County, Maryland in the case styled as Robert T. Emmet, et al. v. SONEX Research, Inc., et al., Case No. 02-C-05-104907 CN (hereinafter referred to as the "Lawsuit"); and

         WHEREAS, EMMET, GULICK, and MARTIN sued SONEX, POURING, and PONTICAS for alleged violations of Section 2-419 of the Corporations and Associations Article of Maryland's Annotated Code regarding a "First Loan and Security Agreement" and "Second Loan and Security Agreement," both dated March 3, 2005 (hereinafter referred to as "Security Agreements") which created security interests in all patents and trademarks owned by SONEX;

         WHEREAS, SONEX, POURING, AND PONTICAS categorically deny that they were involved in any wrongdoing relating to the Lawsuit or the Security Agreements, and specifically deny any liability for any of the claims made by EMMET, GULICK, AND MARTIN in the Lawsuit; and

         WHEREAS, it is in the mutual interest of all the parties to this Agreement to stay the Lawsuit and any and all claims and demands of whatever sort between them, without the use of costly Court proceedings.

         WITNESSETH, NOW, THEREFORE, in consideration of the foregoing recitals and the terms and promises, premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

         AGREED:

         1. Incorporation of Recitals.The recitals to this Agreement are incorporated as referenced herein.

         2.       Terms of Stay:

     (a) Plaintiffs have filed a Motion to Dismiss all claims for monetary damage without prejudice in the Lawsuit. (See Exhibit A)

     (b) The parties filed a Joint Motion to Stay the remainder of the Lawsuit until March 31, 2006. (See Exhibit B). After March 31, 2006, Plaintiffs shall have thirty (30) days to petition to the court to reopen the Lawsuit. If Plaintiffs do not petition to reopen within this time period, the Lawsuit shall be dismissed with prejudice.

     (c) Defendants have provided an affidavit of Charles C. McGettigan, a representative of the Preferred Stockholders of SONEX, regarding his discussions with PONTICAS regarding the Security Agreements and the liens on the patents. Mr. McGettigan has certified that he has reviewed the Security Agreements. (See Exhibit C -- Affidavit of Charles C. McGettigan).

     (d) PONTICAS, POURING, KELLER, AND GULICK hereby agree to amend the First and Second Loan and Security Agreements to reflect the fact that they are willing to stay any demand for payments under the Security Agreements and stay any enforcement against the patents securing the Security Agreements until March 31, 2006, as set forth in the Amendments to the Security Agreements attached as Exhibit D.

     (e) GULICK hereby agrees to stay any demand for payment under his Promissory Notes with SONEX in the aggregate principal amount of $106,000.00 through March 31, 2006, as set forth in the Promissory Notes attached as Exhibit E.

     (f) PONTICAS intends to pursue an Employment Agreement with SONEX securing his employment through March 31, 2006, with provisions that he may only be terminated "for cause."

     (g) POURING AND KELLER currently have Consulting Agreements with SONEX. They intend to pursue amendments of those Consulting Agreements with SONEX securing their services for SONEX through March 31, 2006, and stating that such Consulting Agreement may not be canceled except "for cause."

     (h) Plaintiffs understand that PONTICAS, POURING AND KELLER will pursue these agreements and/or amendments with SONEX, and agree not to oppose any such agreements or amendments.

     (i) SONEX agrees that Plaintiffs will be invited to participate in discussions and offer assistance and suggestions regarding the appointment of outside / independent directors to the Board of Directors of SONEX. (j) The parties will mutually agree upon acceptable language for a press release discussing the terms of this settlement before such release is issued to the public. (See Exhibit F).

         3. No Admission. It is understood and agreed that in entering into this Agreement that SONEX, POURING, AND PONTICAS specifically deny liability of any and every sort and state that they have made no agreement to do or omit to do any act or thing not set forth herein. It is further understood and agreed that this Agreement is not to be construed as an admission of liability by SONEX, POURING, AND PONTICAS but rather as a compromise and stay of the claims which are specifically denied and disputed. This Agreement is entered as a compromise in order to avoid expense.


         4.       Miscellaneous.

     (a) Fully Integrated Agreement. This writing constitutes the complete, final and entire understanding of the parties hereto, and they shall not be bound by any terms, covenants, conditions or representations not expressly herein contained, in writing.

     (b) Modification. This Agreement may not be modified or changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change is sought.

     (c) Choice of Law. This Agreement shall be governed by and interpreted according to the Laws of the State of Maryland.

     (d) This Agreement maybe executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same Agreement.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals this 25th day of October, 2005.

WITNESS:


___________________________              ________________________________(SEAL)
                                                  SONEX RESEARCH, INC.

____________________________             ________________________________(SEAL)
                                                  ANDREW A. POURING
___________________________              ________________________________(SEAL)
                                                  GEORGE E. PONTICAS
___________________________              ________________________________(SEAL)
                                                  ROBERT T. EMMET
___________________________              ________________________________(SEAL)
                                                  SIDNEY L. GULICK, III
___________________________              ________________________________(SEAL)
                                                  ROBERT MARTIN, JR.
___________________________              ________________________________(SEAL)
                                                  MICHAEL I. KELLER



                     CONSENT OF SONEX PREFERRED SHAREHOLDERS

     I, Charles C. McGettigan, am a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P. ("Proactive"), owner of approximately 725,000 shares (47%) of the Sonex Reseach, Inc. ("Sonex" or the "Company") Preferred Stock. An affiliated entity, Lagunitas Partners, L.P. ("Lagunitas"), is the owner of approximately 725,000 shares (47%) of the Sonex Preferred Stock. I am a representative of 94% of the Sonex Preferred Stockholders held by Proactive and Lagunitas. I have reviewed this Agreement to Stay and all the Exhibits attached and consent to its terms.


-----------------------------                       -------------------
Charles C. McGettigan,                                        Date
Representative of Sonex Preferred Stockholders




                                                                    EXHIBIT 99.2


                 AMENDMENT TO FIRST LOAN AND SECURITY AGREEMENT

THIS AMENDMENT is made as of October 25, 2005, by and between Sonex Research, Inc. ("Borrower") and Andrew A. Pouring ("Pouring"), George E. Ponticas ("Ponticas") and Michael I. Keller ("Keller") (collectively sometimes referred to as the "Lender").

WHEREAS, Borrower and Lender are parties to a First Loan and Security Agreement dated March 3, 2005 (the "FLSA") pursuant to which the Lender agreed to stay, through March 31, 2005, any demand for immediate payment of unpaid compensation earned beginning in January 2005, and

WHEREAS, the parties desire to amend the FLSA,

NOW, THEREFORE, the parties agree that the FLSA is hereby amended to extend to March 31, 2006 the date through which the Lender agrees to stay any demand for immediate payment of unpaid compensation earned beginning in January 2005, provided that the Lender shall continue in the employment of, or serve as a consultant to, the Borrower, or that no Event of Default, as that term is defined in the FLSA, shall occur. The parties agree that all other terms and conditions of the FLSA shall remain the same.

This instrument shall be interpreted in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the FLSA to be executed as of the day and year first above written.


                                  SONEX RESEARCH, INC.


                                  By: --------------------------
                                      Andrew A. Pouring,
                                      Chief Executive Officer


LENDER


--------------------------
Andrew A. Pouring


--------------------------
George E. Ponticas


--------------------------
Michael I. Keller




                                                                    EXHIBIT 99.3


                AMENDMENT TO SECOND LOAN AND SECURITY AGREEMENT

THIS AMENDMENT is made as of October 25, 2005, by and between Sonex Research, Inc. ("Borrower") and Andrew A. Pouring ("Pouring"), George E. Ponticas ("Ponticas"), Michael I. Keller ("Keller"), and Sidney L. Gulick, 3d ("Gulick") (collectively sometimes referred to as the "Lender").

WHEREAS, Borrower and Lender are parties to a Second Loan and Security Agreement dated March 3, 2005 (the "SLSA") pursuant to which Pouring, Ponticas and Keller agreed to stay, through March 31, 2005, any demand for immediate payment of unpaid compensation earned as of December 31, 2004, and pursuant to which Gulick agreed to extend, to March 31, 2005, the due dates of notes payable outstanding as of December 31, 2004, and

WHEREAS, the parties desire to amend the SLSA,

NOW, THEREFORE, the parties agree that the SLSA is hereby amended to (1) extend to March 31, 2006 the date through which Pouring, Ponticas and Keller agree to stay any demand for immediate payment of unpaid compensation earned as of December 31, 2004, provided that each shall continue in the employment of, or serve as a consultant to, the Borrower, or that no Event of Default, as that term is defined in the SLSA, shall occur, and (2) extend, to March 31, 2006, the due dates of notes payable to Gulick which were outstanding as of December 31, 2004, provided that no Event of Default, as that term is defined in the SLSA, shall occur. The parties agree that all other terms and conditions of the SLSA shall remain the same.

This instrument shall be interpreted in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the FLSA to be executed as of the day and year first above written.


                             SONEX RESEARCH, INC.


                             By:  -------------------------------------
                             Andrew A. Pouring, Chief Executive Officer


LENDER


--------------------------             --------------------------
Andrew A. Pouring                      Michael I. Keller


--------------------------             --------------------------
George E. Ponticas                     Sidney L. Gulick, 3d



                                                                    EXHIBIT 99.4


                   FIRST LOAN AND SECURITY AGREEMENT

THIS FIRST LOAN AND SECURITY AGREEMENT (the "Agreement") dated March 3, 2005, is made between Sonex Research, Inc. ("Borrower") and Andrew A. Pouring ("Pouring"), George E. Ponticas ("Ponticas") and Michael I. Keller ("Keller") (collectively sometimes referred to as the "Lender").


                       EXPLANATORY STATEMENT

         WHEREAS, Pouring has been associated with the Borrower since 1980 as its founder and, at various times, as an employee, executive officer, director and consultant, and is currently serving as the Borrower's Chairman, Chief Executive Officer, President and Chief Technical Officer, and has personally guaranteed credit card and equipment lease obligations of the Borrower (the "Financial Guarantees");

         WHEREAS, Ponticas has been associated with the Borrower since 1987, at various times as an employee, executive officer and director, and is currently serving as the Borrower's Chief Financial Officer, Secretary, Treasurer, and Vice President of Finance;

         WHEREAS, Keller has been a valued consultant to the Borrower since 1998, serving as Director of Business Development and technical program manager, and has been a source of working capital loans for the Borrower since 2004;

         WHEREAS, on January 7, 2005 the Borrower and the Lender executed a Statement of Intent, a copy of which is attached hereto as Exhibit 1, to document an agreement in principle by the parties for the conditions under which Pouring, Ponticas and Keller, acting as a group for the mutual benefit of the Borrower, its creditors, its shareholders, and themselves, would undertake to keep the Borrower in operation for the immediately foreseeable future;

         WHEREAS, the Lender is needed to provide future services to the Borrower and is prepared to defer certain compensation that the Lender is entitled to receive for services to be performed for the benefit of the Borrower and to stay any demand for immediate payment of such deferred compensation through March 31, 2005;

         WHEREAS, the Borrower also seeks from the Lender additional loans for working capital and additional Financial Guarantees;

         WHEREAS, the Lender has required that the Borrower provide security beginning on the effective date of this Agreement for the amount of the future deferred compensation due the Lender by the Borrower, additional loans for working capital from the Lender, additional Financial Guarantees by the Lender, and reimbursement for expenses incurred by the Lender related to the providing of services to the borrower or paid by the Lender on behalf of the Borrower for which reimbursement is sought (together referred to as "Reimbursable Expenses");

         WHEREAS, Keller has loaned the Borrower an additional $25,000 for working capital pursuant to a Promissory Note dated January 7, 2005 (the "Keller Note"), Pouring has loaned the Borrower $5,000 for working capital pursuant to a Promissory Note dated March 3, 2005 (the "Pouring Note"), and Ponticas has loaned the Borrower $5,000 for working capital pursuant to a Promissory Note dated March 3, 2005 (the "Ponticas Note") (the Keller Note, the Pouring Note and the Ponticas Note are collectively referred to hereafter as the "Notes");

         WHEREAS, on February 15, 2005 Pouring executed a Financial Guarantee for the payment of credit card obligations of the Borrower to Advanta Bank Corp. in the current amount of $15,200 up to a credit limit of $27,500;

         WHEREAS, Pouring, Ponticas and Keller have agreed to be secured by the Borrower on a shared basis pursuant to the terms of a separate agreement between and amongst themselves, and it is their intention to further share the security interest in the Collateral with additional potential lenders or others as necessary for the benefit of the Borrower and its shareholders;

         WHEREAS, the Borrower is agreeable to secure the future deferred compensation, additional loans for working capital, additional Financial Guarantees, and Reimbursable Expenses, and to pay the expenses of perfecting such security interest;


         NOW, THEREFORE, in consideration of the Explanatory Statement, which is incorporated herein by reference, and the covenants, agreements, warranties and representations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE I
                             EFFECTIVENESS AND TERM

         This Agreement shall be effective for all purposes as of January 7, 2005, except with respect to Pouring's Financial Guarantee to Advanta Bank Corp., for which the effective date shall be February 15, 2005, and the Pouring Note and the Ponticas Note, for which Notes the effective date shall be March 3, 2005. This Agreement shall remain in effect until all the Indebtedness (defined below) has been repaid in full.


                                   ARTICLE II
                                   DEFINITIONS

SECTION 2.1. DEFINITIONS. As used in this Agreement and in the Loan Documents (defined below), the following terms shall have the meanings indicated below unless the specific context requires a different meaning. All capitalized terms which are not otherwise defined herein and which are defined in the Maryland Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, shall have the meanings set forth therein.

         "Collateral" means all of the following property in which the Borrower has granted a security interest to the Lender pursuant to Article IV of this Agreement, both now owned and existing and hereafter owned, existing, acquired, created and arising, regardless of where located, and all of the Borrower's both now existing and hereafter acquired rights, title and interest in and to such property together with all replacements thereof and substitutions therefore (all of such property described below and such rights, title and interest being herein collectively called the "Collateral"): All patents and trademarks registrations and applications made by, or on behalf of, the Borrower to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration, now of record or in the future to become of record;

         All cash and noncash proceeds and products of the above, including, without limitation, all cash and noncash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any asset or property which constitutes Collateral, including, without limitation, all claims of Borrower against third parties for loss of, damage to or theft or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance covering any asset or property which constitutes Collateral, any condemnation or requisition payments with respect to any asset or property which constitutes Collateral, in each case whether both now existing and hereafter arising, and all cash, checks, draft and instruments received or held for the benefit of the Secured Party.

         "Encumbrance" means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender, or other secured party under any conditional sale or other title retention agreement or lease with respect to, any property or collateral.

         "Event of Default"  and  "Default"  shall have the meaning set forth in
Section 8.1 hereof.

     "Indebtedness" or "Loan" means any obligation owed by the Borrower to the Lender for all deferred compensation, loans for working capital, Financial Guarantees, and Reimbursable Expenses accruing, or entered into, from and after the effective date of this Agreement. A listing of the Indebtedness accumulated as of March 3, 2005 is attached hereto as Exhibit 2. Such listing is to be updated from time to time by the Borrower and appended to Exhibit 2. Additional Indebtedness entered into by agreement of the parties subsequent to March 3, 2005 shall be listed and attached hereto as Exhibit 3.

         "Loan Documents" means all documents executed by the Borrower in connection with the Notes, Financial Guarantees, Reimbursable Expenses, and the employment of the Lender, including but not limited to, this Agreement, the Employment Agreements and/or Consulting Agreements between Lender and Borrower, salary amounts authorized by the Board of Directors of the Borrower, the compensation records of the Borrower, and any financing statements relating to the Collateral.

         "Obligations" means the absolute obligation of the Borrower to pay to the Lender (a) any and all sums due to the Lender under the stated terms of the Indebtedness, this Agreement or the Loan Documents, and (b) in the event of any proceeding to enforce the collection of the Obligations, or any of them, after Default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral or of any exercise by the Lender of the Lender's rights in the Event of Default, together with attorneys' fees, expenses of collection and court costs, as provided in the Loan Documents.

                                   ARTICLE III
                            TERMS OF THE INDEBTEDNESS

         The terms of the Indebtedness are more fully described in the Loan Documents.


                                   ARTICLE IV
                              SECURITY FOR THE LOAN

     SECTION 4.1 SECURITY. The Borrower's Obligations under the Indebtedness are evidenced and secured by (a) this Agreement and (b) the Loan Documents. In order to secure the full and timely payment and performance of the Obligations, the Borrower hereby pledges and grants to the Lender all of the Borrower's right, title and interest in, the Collateral.

     SECTION 4.2 EXERCISE OF RIGHTS. Until such time as the Borrower is in default in paying the principal sum of the Indebtedness or any interest accrued thereon, or in performing any of the Borrower's other obligations under the provisions of the Loan Documents, after notice and beyond applicable cure periods, if any, the Lender shall be entitled to exercise all of the rights held by it under the provisions of this Agreement and the Loan Documents.


     SECTION 4.3 INTENTIONALLY OMITTED.

     SECTION 4.4 PROCEEDS AND PRODUCTS. The Lender's security interest shall apply to and cover any and all proceeds of the Collateral, including but not limited to, insurance proceeds and the products of any Collateral.


         SECTION 4.5 PRIORITY OF LIEN AND SECURITY INTEREST. The lien and security interest granted by the Borrower to the Lender pursuant to this Agreement shall be and remain, at all times that any portion of the Indebtedness remains outstanding and unpaid, a first and indefeasible perfected security interest in and to the Collateral, unless otherwise agreed to be the Lender. It is agreed that any security given by the Borrower to the Lender to secure antecedent deferred compensation shall be specifically subordinated to deferred compensation that accrued from and after the effective date of this Agreement.

     SECTION 4.6 LOSS OF SECURITY. The Lender shall not be liable for any loss of any Collateral in its possession, nor shall such loss diminish the debt due, unless said loss results from Lender's gross negligence or willful misconduct.


         SECTION 4.7 TERMINATION OF SECURITY INTEREST. Upon payment in full of such principal sum, interest and other Indebtedness, and all other sums owed to the Lender under the provisions of the Loan Documents, this Agreement or any other document executed in connection therewith, the security interest in the Collateral shall be and become void and of no further effect; provided, that the affidavit, certificate, letter or statement of any officer, agent or attorney of the Lender that any of such principal sum, interest, indebtedness or other sums remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of the assignment, and any person may, and is hereby authorized to, rely thereon. The Borrower hereby authorizes and directs the licensee under each present or future Patent or Trademark, upon receipt from the Lender of written notice that a default exists thereunder or under this Agreement, after notice and beyond applicable cure periods to pay over to the Lender all rents, income and profits arising or accruing under such Patent and Trademark and to continue to do so until otherwise notified in writing by the Lender.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                 BY THE BORROWER

     SECTION 5.1 REPRESENTATIONS AND WARRANTIES BY THE BORROWER. The Borrower makes the following representations and warranties:

     (a) Existence. The Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Maryland and the Borrower has the power to own its properties and to carry on its business as now being conducted, and the Borrower is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

     (b) Authority. The Borrower has full power and authority to enter into and execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it and to incur and perform the Borrower's Obligations provided for herein and therein (including the borrowing under the Indebtedness). No further consent or approval of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents, or if required, the same has been obtained.

     (c) Binding Agreements. This Agreement and each of the other Loan Documents executed and delivered by the Borrower have been duly and properly executed by the Borrower, constitute the valid and legally binding obligations of the Borrower and are fully enforceable against the Borrower in accordance with their respective terms.

     (d) Litigation. There is no litigation or proceeding pending or threatened, before any court or administrative agency which will materially adversely affect the financial condition of the Borrower or the authority of the Borrower to enter into, or the validity or enforceability of, this Agreement or any of the other Loan Documents or the ability of the Borrower to perform the Borrower's Obligations which has not been disclosed to the Lender.

     (e) No Conflicting Agreements. There is (i) no provision in any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting any of the Borrower's property and (ii) no provision of law or order of court binding upon the Borrower or affecting any of the Borrower's property which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by the Borrower, or which would be in default or violated as a result of such execution, delivery or performance.

     (f) Taxes. The Borrower has timely and accurately filed all required federal, state and local tax or information returns, and it is not currently being audited by either the state or federal governments. The Borrower is not delinquent in the payment of any income, property or other federal, state or local tax or assessment.

     (g) Place of Business of Borrower. The Borrower has a place of business in Anne Arundel County, Maryland, which is the only place where the Borrower maintains a place of business.

     (h) Name. The Borrower has never operated under or used any other name or title to all of the Collateral. The Lender's security interest shall constitute a first and indefeasible security interest therein, unless otherwise agreed to by the Lender.

     (i) No Untrue Statements. Neither this Agreement, the Loan Documents nor any other document, certificate or statement furnished or to be furnished by the Borrower or by any other party to the Lender in connection herewith contains, or at the time of delivery will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not materially misleading.


                                       ARTICLE VI
                           AFFIRMATIVE COVENANTS OF BORROWER

         The Borrower hereby covenants and agrees that from the date hereof and until satisfaction in full of the Obligations, unless the Lender shall otherwise consent in writing, the Borrower shall do the following:

     SECTION 6.1 NOTICE OF CHANGE OF BUSINESS LOCATION. The Borrower shall notify the Lender in writing thirty (30) days in advance of any change in the location of any of its places of business or of the establishment of any new, or the discontinuance of any existing, place of business.


     SECTION 6.2 EXISTENCE; CERTAIN RIGHTS; LAWS. The Borrower shall do all things necessary to preserve and keep in full force and effect in each jurisdiction in which it conducts business, the business existence, licenses, permits, rights, patents, trademarks, trade names and franchises of the Borrower and comply with all present and future laws, ordinances, rules, regulations, judgments, orders and decrees which affect in any material way the Borrower, its assets or the operation of its business.

         SECTION 6.3 NOTICE OF LITIGATION OR OTHER PROCEEDINGS. The Borrower shall give immediate notice to the Lender of (i) the existence of any continuing material dispute with respect to any of the Collateral, (ii) the institution of any litigation, administrative proceeding or governmental investigation involving the Borrower and/or any of the Collateral, any of which might materially and adversely affect the operation, financial condition, property or business of the Borrower or any of the Collateral or affect the enforceability of this Agreement or any of the other Loan Documents.

     SECTION 6.4 INDEBTEDNESS. The Borrower shall pay or cause to be paid when due (or within applicable grace periods) all Indebtedness of the Borrower.


     SECTION 6.5 NOTICE OF EVENTS OF DEFAULT. The Borrower shall give immediate notice to the Lender if the Borrower becomes aware of the occurrence of any Event of Default, or of any facts, condition or event which with the giving of notice or lapse of time, or both, would be an Event of Default, or of the failure of the Borrower to observe or perform any of the conditions or covenants to be observed or performed by it under this Agreement or any of the other Loan Documents.

         SECTION 6.6 FURTHER ASSURANCES. The Borrower shall execute such other and further documents, including without limitation, promissory notes, security agreements, agreements, financing statements, continuation statements, and similar instruments as may from time to time, in the sole opinion of the Lender or the Lender's counsel, be necessary, proper or convenient, to perfect, confirm, establish, re-establish, continue or complete the security interest in the Collateral and the purposes and intentions of this Agreement, it being the intention of the Borrower to hereby provide a full and absolute warranty of further assurance to the Lender. In the event the Borrower shall fail for any reason to execute, within ten (10) days of the Lender's written demand, any document of the aforementioned type which the Lender requests the Borrower to execute, the Borrower shall and hereby irrevocably and automatically appoint the Lender as the Borrower's attorney-in-fact to execute such document in the Borrower's name, place and stead and on the Borrower's behalf, and such power of attorney shall constitute a power of attorney coupled with an interest and shall be irrevocable unless and until the subject document is fully and effectively executed.


                                   ARTICLE VII
                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, until satisfaction in full of all Obligations, it will not do or permit to be done or to cause to occur any of the acts or happenings set forth below without the prior written consent of the Lender.

     SECTION 7.1 FUNDAMENTAL CHANGES. Change its name, enter into or effect any merger, consolidation, share exchange, division, conversion, reclassification, recapitalization, reorganization or other transactions of like effect which changes the control of the affairs of Borrower from that which exists on the date hereof, or dissolve, sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business for adequate consideration) any material portion of its assets or any significant product line or process.

     SECTION 7.2 ENCUMBRANCE OR DISPOSAL OF COLLATERAL. The Borrower shall not sell, lease, convey, or otherwise dispose of, or mortgage, pledge, assign, grant or permit to exist any liens, claims, encumbrances or security interests in or upon any of the Collateral, except liens, if any, required by this Agreement.


     SECTION 7.3 ASSIGNMENT OF THIS AGREEMENT. The Borrower shall not assign or attempt to assign this Agreement to any person.

     SECTION 7.4 PREPAYMENT OF INDEBTEDNESS. Make any voluntary prepayments of Indebtedness other than in ordinary course of business.


                                  ARTICLE VIII
                           EVENTS OF DEFAULT; REMEDIES

     SECTION 8.1 EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under this Agreement, and the terms "Events of Default", "Event of Default" and "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     (a) Any representation or warranty made herein or in any statement or representation made in any certificate, report, financial statement or other instrument furnished in connection with this Agreement, or in any of the other Loan Documents, shall prove to have been incorrect in any material respect when made or shall be breached in any material respect; or

     (b) The Borrower shall fail to pay within five (5) days written notice that the same is due and payable any payment of principal of or interest under Indebtedness or with respect to any other sums or charges due on or under the Indebtedness or any repayment required by the security agreement executed in connection with this transaction;

                  (c) There shall occur a default in the due and punctual performance or observance of any term, covenant, condition, agreement or provision, other than as specified in the foregoing Paragraph (b), contained in any of the Loan Documents associated with this transaction, to be performed or observed by the Borrower, which is not cured within thirty (30) days of notice of said default, provided Borrower shall be given a greater period to cure if it commences to cure within said thirty (30) day period and diligently proceeds towards cure;

                  (d) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or any of its property or assets, (ii) become generally unable to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a debtor under 11 U.S.C. section 101 et. seq., (v) file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if any action shall be taken by the Borrower for the purposes of affecting any of the foregoing, or (vi) by any act indicate its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or trustee for the Borrower or any of its property or assets, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or

     (e) An order, judgment or decree shall be entered, without the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking the dissolution or reorganization of the Borrower or of all or any substantial part of the assets of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

     (f) Any judgment against the Borrower, or any attachment or any levy against any property of the Borrower with respect to a claim for an amount in excess of Twenty-Five Thousand Dollars ($25,000) remains unpaid, undischarged, unbonded or undismissed for a period of sixty (60) days; or

     (g) An Event of Default shall occur under any of the other Loan  Documents;
or

     (h) The Borrower is dissolved, terminated and/or liquidated.


     SECTION 8.2 REMEDIES ON DEFAULT. In addition to all other rights and remedies provided to it by law and under the Loan Documents, the Lender on the happening of any Event of Default may in its sole and absolute discretion do any or all of the following:

     (a) Declare the unpaid principal of the Indebtedness and interest accrued thereon, together with all other monies payable to the Lender by the Borrower, to be immediately due and payable by notice in writing to that effect, delivered to the Borrower, and upon such declaration, all such monies shall be immediately due and payable at the place of payment provided in such notice, anything in the Loan Documents or in this Agreement to the contrary notwithstanding.

     (b) Foreclose on any of the Collateral, or any collateral in which Lender has an interest pursuant to the terms of any other Indebtedness outstanding between Borrower and the Lender;

     (c) File suit against the Borrower under any Document associated with this transaction;

     (d) Seek specific performance or injunctive relief to enforce performance of the undertakings, duties and agreements provide in the documents associated with this transaction, whether or not a remedy exits as law or is adequate;

                  (e) The rights and remedies provided in this Agreement or in the Loan Documents or under applicable law shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to or as an alternative of such right or remedy. No delay or omission to exercise any right or power accruing upon an Event of Default shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed prudent.

         SECTION 8.3 SALE OF COLLATERAL. In addition to any other remedy provided herein, the Lender may, subject to applicable law, sell at public or private sale or otherwise realize upon, in Annapolis, Maryland or elsewhere, the whole or, from time to time, any part of the Collateral or any interest which the Borrower may have therein. After deducting from the proceeds of sale or other disposition of the Collateral all expenses, including all expenses for legal services, the Lender shall apply such proceeds toward the satisfaction of the Indebtedness. Any remainder of the proceeds after satisfaction in full of all amounts due and owing under the Indebtedness shall be distributed as required by applicable law. Notice of any sale or other disposition shall be given to the Borrower at least fifteen (15) working days (or such longer period as may be required by law) before the time of any intended public sale or of the time after which the intended private sale or other disposition of the Collateral is to be made, which the Borrower hereby agrees shall be reasonable notice of such sale or other disposition. The Borrower agrees to assemble, or to cause to be assembled, at the Borrower's own expense, the Collateral at such place or places as the Lender shall designate. At any such sale or other disposition, the Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral. Without limiting the generality of any of the rights and remedies conferred upon the Lender under this Agreement, the Lender may, to the full extent permitted by applicable law
(a) enter upon the premises of the Borrower and exclude therefrom the Borrower or any affiliate thereof, and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so, (b) at the Lender's option, use, operate, manage and control the Collateral in any lawful manner, (c) collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and (d) maintain, repair, renovate, alter or remove the Collateral as the Lender may determine in the Lender's sole and absolute discretion.

     SECTION 8.4 ATTORNEY'S FEES AND EXPENSES. The Borrower shall pay all reasonable attorneys' fees and expenses which the Lender may incur as a result or in consequence of the happening of an Event of Default, even if the Event of Default is cured and the Indebtedness is placed in good standing.


         SECTION 8.5 CONFESSED JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE BORROWER IN ANY COURT OF RECORD IN THE STATE OF MARYLAND AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THE INDEBTEDNESS OR ANY OF THE OTHER LOAN DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER (PROVIDED THAT, IF SUCH JUDGMENT IS NOT APPEALED OR CONTESTED BY THE BORROWER THEN, FOLLOWING THE PASSAGE OF TIME FOR APPEAL, AND COLLECTION OF THE AMOUNT OF SUCH JUDGMENT AND ALL SUCH FEES AND COSTS, THE LENDER WILL REMIT TO THE BORROWER THE EXCESS, IF ANY, OF THE ATTORNEY'S FEES AWARDED AND COLLECTED AND THE ACTUAL ATTORNEY' FEES REASONABLY INCURRED BY LENDER IN ENFORCING ITS RIGHTS HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS). THE BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

         SECTION 8.6 WAIVERS; CONSENT TO JURISDICTION. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Agreement or as otherwise permitted by applicable law. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (b) serving a copy thereof any agent hereafter designated in writing to the Lender by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS INDEBTEDNESS, OR (B) ANY DOCUMENT ASSOCIATED WITH THIS TRANSACTION. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAVIER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INDEBTEDNESS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAVIER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER HAS HAD AN OPPORTUNITY TO CONSULT COUNSEL REGARDING THIS WAIVER OR HAD KNOWINGLY ELECTED NOT TO CONSULT WITH COUNSEL PRIOR TO MAKING THIS WAIVER.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 INCONSISTENCIES. The terms and conditions of the Loan Documents are incorporated by reference and made a part hereof as if fully set forth herein. In the event of any inconsistencies between this Agreement and any other Loan Documents, such inconsistencies shall be construed, interpreted and resolved so as to benefit the Lender.

     SECTION 9.2 BENEFIT; BURDENS. This Agreement shall inure to the benefit of and shall be binding upon the Lender, the Borrower and their respective successors and permitted assigns and shall not inure to the benefit of any other party.

     SECTION 9.3 NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or when mailed by first class, certified mail, postage prepaid, return receipt requested, addressed to the Borrower, the Lender or to any other Person to whom any such notice or certificate or other communication is to be given, at the following addresses:

If to the Lender:        Andrew A. Pouring             George E. Ponticas
                         Edgewater, Maryland 21037     Timonium, Maryland 21093

                         Michael I. Keller
                         Alexandria, Virginia 22311

If to the Borrower:      Sonex Research, Inc
                         c/o Andrew A. Pouring
                         23 Hudson Street
                         Annapolis, Maryland 21401

     SECTION 9.4 AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may not be amended, changed, modified, altered or terminated except by a written instrument executed by the Lender and the Borrower.


     SECTION 9.5 LAW GOVERNING. This Agreement is prepared and entered into with the intention that the law of the State of Maryland shall govern its construction and interpretation.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed and sealed as of the day and year first above written.


WITNESS/ATTEST:                    SONEX RESEARCH, INC.



---------------                    --------------------
                                   Andrew A. Pouring,
                                   Chief Executive Officer





                                   EXHIBIT 1

                              STATEMENT OF INTENT
                                 January 7, 2005



         Sonex Research, Inc. ("Sonex" or the "Company") has been unable for an extended period of time to keep current with its compensation payments to consultant Michael I. Keller and to officers Andrew A. Pouring and George E. Ponticas, or to timely repay loans made by Keller and shareholder Sidney L. Gulick, 3d. The Company's accounting records provide detailed listings of the significant amounts owed to these individuals.

         The Company requires an immediate infusion of cash for urgent working capital needs. The Company needs Pouring, Ponticas and Keller to continue to provide services in their present capacities in order for the Company to continue in operation, yet the Company presently does not have sufficient cash to pay current compensation as earned. Through March 31, 2005 the Company anticipates cash receipts of $116,807 upon payment on the Company's remaining invoices issued and to be issued to the Defense Advanced Research Projects Agency (DARPA) totaling $104,341, and $12,466 under a current purchase order from XXXXXX XXXXXXX XXXXXXXX XXXXX, yet such cash receipts are restricted as to use because they are currently securing amounts due under notes payable to Gulick and Keller. In addition, Keller has offered to provide the Company additional cash for working capital of $25,000 on the good faith promise of the Company to provide promptly adequate security for such note and for previous notes and assurances as to the availability of Pouring and Ponticas to continue to provide services to Sonex.

     This Statement of Intent serves to provide preliminary documentation of an agreement in principle by Sonex, Keller, Pouring and Ponticas for the conditions under which these individuals will undertake to keep Sonex in operation for the immediately foreseeable future. Pouring, Ponticas and Keller have agreed to act as a group for the mutual benefit of the Company, its shareholders, Gulick, other creditors and themselves. Pouring is also acting individually for the benefit of consultant David A. Blank. In consideration, Sonex agrees to execute a pledge, assignment or grant to Keller, Pouring, Ponticas and Gulick of a shared security interest in the Company's patents (the "Collateral") with respect to the following services, personal guarantees, and liabilities which are detailed in the Company's accounting records:

     1. Accrued compensation, comprised of wages, vacation, bonus and/or consulting fees owed to Keller, Pouring and Ponticas, and to Blank in an amount to be determined by Pouring.
     2.  Reimbursable  expenses  owed to  Keller, Pouring and Ponticas.
     3.  Notes plus accrued interest payable to Keller and Gulick.
     4. Personal financial guarantees by Pouring for the payment by the Company of charges accumulated with respect to business credit card accounts and pursuant to equipment leases.
     5.  Payments  for  continued  services by Pouring, Ponticas and Keller.

         Sonex is to receive the following consideration:

     1. Keller will provide the Company additional cash for working capital of $25,000 pursuant to a Promissory Note payable by March 31, 2005.
     2. Keller and Gulick will agree to extend to March 31, 2005 the due dates of all presently outstanding notes and will agree to amend such notes to release the collateral presently provided by cash payments received from Company revenues.
     3. Pouring, Ponticas and Keller will agree to continue to provide services to the Company in their present capacities under existing compensation arrangements for the immediately foreseeable future under the risk of the Company's being unable to pay outstanding compensation and/or current compensation as earned.
     4. Pouring, Ponticas and Keller will agree to stay any demand for immediate payment of outstanding compensation through March 31, 2005.

         It is the intention of Sonex to obtain legal counsel as soon as practical to prepare a security and/or other similar agreement(s) to be effective January 7, 2005 (the "Security Agreement") to record formally the intent of the parties as outlined herein. It is the intention of the parties to further share the security interest in the Collateral with additional potential lenders or others as necessary for the benefit of the Company and its shareholders.

         Signed this 7th day of January, 2005, at Annapolis, Maryland.



------------------
Michael I. Keller


------------------
Andrew A. Pouring


------------------
George E. Ponticas



                              SONEX RESEARCH, INC.


By:      ------------------                  ------------------
         Andrew A. Pouring                   George E. Ponticas
         Chief Executive Officer             Chief Financial Officer



                                   EXHIBIT 2


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  MARCH 3, 2005


First security:


Ongoing and future services (Jan 2005 through March 3, 2005 ):

  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer   22,384
Ponticas   CFO & Secretary                                      18,461
Keller     Director of Business Development & Program Manager   13,616   54,461


New loans plus interest:

                         Date and Description
                         --------------------

Keller     1/7/05 - Operating cash                              25,000
Ponticas   3/3/05 - Legal fee retainer                           5,000
Pouring    3/3/05 - Legal fee retainer                           5,000   35,000


Financial guarantees:

Pouring    Since 1/1/05 - Capital One VISA                       1,565
Pouring    Since 2/15/05 - Advanta Mastercard                   15,200   16,765
                                                                        -------

           Total                                                        106,226



                               EXHIBIT 2.1


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  MARCH 31, 2005


First security:


Ongoing and future services (Jan 2005 through March 31, 2005 ):


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer   36,147
Ponticas   CFO & Secretary                                      31,499
Keller     Director of Business Development & Program Manager   24,332   91,978


New loans plus interest:

                          Date and Description
                          --------------------

Keller     1/7/05 - Operating cash                              25,345
Ponticas   3/3/05 - Legal fee retainer                           5,024
Pouring    3/3/05 - Legal fee retainer                           5,024
Keller     3/28/05 - Operating cash                             12,008   47,401


Financial guarantees:

Pouring    Since 1/1/05 - Capital One VISA                       3,263
Pouring    Since 2/15/05 - Advanta Mastercard                   15,200   18,463
                                                                        -------

           Total                                                        157,842




                                  EXHIBIT 2.2


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  JUNE 30, 2005


First security:


Ongoing and future services (Jan 2005 through June 2005):


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer   57,842
Ponticas   CFO & Secretary                                      66,690
Keller     Director of Business Development & Program Manager   46,606  171,138


New loans plus interest:

                         Date and Description
                         --------------------

Keller     1/7/05 - Operating cash                              25,719
Ponticas   3/3/05 - Legal fee retainer                           5,098
Pouring    3/3/05 - Legal fee retainer                           5,098
Keller     3/28/05 - Operating cash                             12,188
Keller     5/3/05 - Operating cash                              10,097
Keller     5/19/05 - Operating cash                             10,069
Keller     6/15/05 - Operating cash                             10,026   78,295


Financial guarantees:

Pouring    Since 1/1/05 - Capital One VISA                       6,259
Pouring    Since 2/15/05 - Advanta Mastercard                   13,950   20,209
                                                                        -------


              Total                                                     269,642




                                 EXHIBIT 2.3


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                               September 30, 2005


First security:


Ongoing and future services (Jan 2005 through September 2005):


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer   90,719
Ponticas   CFO & Secretary                                      97,266
Keller     Director of Business Development & Program Manager   74,945  262,929


New loans plus interest:

                         Date and Description
                         --------------------

Keller     1/7/05 - Operating cash                              25,378
Keller     3/28/05 - Operating cash                             12,182
Keller     5/3/05 - Operating cash                              10,151
Keller     5/19/05 - Operating cash                             10,151
Keller     6/15/05 - Operating cash                             10,151   68,013


Financial guarantees:

Pouring    Since 1/1/05 - Capital One VISA                      14,807
Pouring    Since 2/15/05 - Advanta Mastercard                   13,050   27,857
                                                                        -------


              Total                                                     358,799





                                   EXHIBIT 3


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                               September 30, 2005

                      INDEBTEDNESS ADDED TO FIRST SECURITY



 Date               Lender               Description                Amount
 ----               ------               -----------                ------


3/28/05         Michael I. Keller       Note payable               $ 12,000

5/3/05          Michael I. Keller       Note payable                 10,000

5/19/05         Michael I. Keller       Note payable                 10,000

6/15/05         Michael I. Keller       Note payable                 10,000
                                                                   --------

                Total                                              $ 42,000


                                                                    EXHIBIT 99.5


                       SECOND LOAN AND SECURITY AGREEMENT

     THIS SECOND LOAN AND SECURITY AGREEMENT (the "Agreement") dated March 3, 2005 is made between Sonex Research, Inc. (the "Borrower") and Andrew A. Pouring ("Pouring"), George E. Ponticas ("Ponticas"), Michael I. Keller ("Keller"), and Sidney L. Gulick, 3d ("Gulick") (collectively sometimes referred to as the "Lender").


                              EXPLANATORY STATEMENT

         WHEREAS, Pouring has been associated with the Borrower since 1980 as its founder and, at various times, as an employee, executive officer, director and consultant, and is currently serving as the Borrower's Chairman, Chief Executive Officer, President and Chief Technical Officer;

         WHEREAS, Pouring is owed unpaid compensation of $325,513 as of December 31, 2004 that has been earned since his employment by the Borrower, consisting of wages, vacation, and bonus compensation of $257,548 and unpaid consulting fees of $67,965 (together, "Pouring's Accrued Compensation"). Pouring is also owed deferred salary of $486,423 as of December 31, 2004, the timing of payment of which is currently subject to the conditions of the 1992 Consent to Deferral agreement between Pouring and the Borrower. Pouring also has personally guaranteed the payment by the Borrower of charges accumulated on two VISA business credit card accounts with a combined credit limit of $46,500, the outstanding balances on which accounts totaled $40,889 as of December 31, 2004. Pouring also has personally guaranteed payment by the Borrower of principal and interest on two equipment lease obligations with unpaid principal of $27,021 as of December 31, 2004. The personal guarantees by Pouring of VISA business credit card accounts and equipment lease obligations are referred to as "Financial Guarantees".

         WHEREAS, Ponticas has been associated with the Borrower since 1987 at various times as an employee, executive officer and director, and is currently serving as the Borrower's Chief Financial Officer, Secretary, Treasurer, and Vice President of Finance;

     WHEREAS, Ponticas is owed unpaid compensation of $219,324 as of December 31, 2004 that has been earned since his employment by the Borrower, consisting of wages, vacation, and bonus compensation ("Ponticas' Accrued Compensation"). Ponticas is also owed deferred salary of $155,326 as of December 31, 2004, the timing of payment of which is currently subject to the conditions of the 1992 Consent to Deferral agreement between Ponticas and the Borrower.

         WHEREAS, Keller has been a valued consultant to the Borrower since 1998, serving as Director of Business Development and technical program manager, and has been a source of working capital loans for the Borrower since 2004;

         WHEREAS, Keller is owed from the Borrower a total of $25,000 plus accrued interest pursuant to Promissory Notes dated August 13, 2004 in the principal amount of $7,500 and December 17, 2004 in the principal amount of $17,500 (the "2004 Keller Notes"), as well as unpaid consulting fees of $83,270 ("Keller's Accrued Compensation");

     WHEREAS, Gulick is owed by the Borrower a total of $106,000 plus accrued interest pursuant to Promissory Notes dated March 27, 2002, June 25, 2003, and March 16, 2004 (the "Gulick Notes");

         WHEREAS, all of the above-described Accrued Compensation is payable upon demand, and payment of principal and interest under the Gulick Notes and the Keller Notes were due on December 31, 2004 and are secured by revenues of the Borrower, with the exception of the December 17, 2004 Promissory Note to Keller which is due on March 31, 2005 and is not secured by revenues of the Borrower;

         WHEREAS, on January 7, 2005 the Borrower and the Lender executed a Statement of Intent, a copy of which is attached hereto as Exhibit 1, to document an agreement in principle by the parties for the conditions under which Pouring, Ponticas and Keller, acting as a group for the mutual benefit of the Borrower, its creditors, its shareholders, and themselves, would undertake to keep the Borrower in operation for the immediately foreseeable future;

         WHEREAS, the Borrower needs the Lender to agree to stay any demand for payment of the above-described Accrued Compensation and Notes and to release the security of the Notes presently provided by revenues of the Borrower;

         WHEREAS, the Lender is willing to stay any demand for payment of the above-described Accrued Compensation through March 31, 2005 and to amend the Notes to extend the due dates to March 31, 2005 and to release the collateral presently provided by revenues of the Borrower, in exchange for which the Lender requires that the Borrower provide security for the payment of the Accrued Compensation, Notes and Financial Guarantees;

         WHEREAS, Pouring, Ponticas, Keller, and Gulick have agreed to be secured by the Borrower on a shared basis pursuant to the terms of a separate agreement between and amongst themselves;

         WHEREAS, the Borrower is agreeable to secure the Accrued Compensation, Notes and Financial Guarantees, and to pay the expenses of perfecting such security interest;


         NOW, THEREFORE, in consideration of the Explanatory Statement, which is incorporated herein by reference, and the covenants, agreements, warranties and representations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE I
                             EFFECTIVENESS AND TERM

         This Agreement shall be effective for all purposes as of January 7, 2005 and shall remain in effect until all the Indebtedness (defined below) has been repaid in full.


                                   ARTICLE II
                                   DEFINTIONS

     SECTION 2.1. DEFINITIONS. As used in this Agreement and in the Loan Documents (defined below), the following terms shall have the meanings indicated below unless the specific context requires a different meaning. All capitalized terms which are not otherwise defined herein and which are defined in the Maryland Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, shall have the meanings set forth therein.

         "Collateral" means all of the following property in which the Borrower has granted a security interest to the Lender pursuant to Article IV of this Agreement, both now owned and existing and hereafter owned, existing, acquired, created and arising, regardless of where located, and all of the Borrower's both now existing and hereafter acquired rights, title and interest in and to such property together with all replacements thereof and substitutions therefore (all of such property described below and such rights, title and interest being herein collectively called the "Collateral"): All patents and trademarks registrations and applications made by, or on behalf of, the Borrower to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration, now of record to in the future to become of record;

         All cash and noncash proceeds and products of the above, including, without limitation, all cash and noncash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any asset or property which constitutes Collateral, including, without limitation, all claims of Borrower against third parties for loss of, damage to or theft or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance covering any asset or property which constitutes Collateral, any condemnation or requisition payments with respect to any asset or property which constitutes Collateral, in each case whether both now existing and hereafter arising, and all cash, checks, draft and instruments received or held for the benefit of the Secured Party.

         "Encumbrance" means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender, or other secured party under any conditional sale or other title retention agreement or lease with respect to, any property or collateral.

         "Event of Default"  and  "Default"  shall have the meaning set forth in
Section 8.1 hereof.

         "Indebtedness" or "Loan" means any obligation owed by the Borrower to the Lender for all Accrued Compensation, Notes and Financial Guarantees as described in this Agreement and the 2004 Keller Notes and Gulick Notes (collectively referred to hereafter as the "Notes"). A listing of the Indebtedness accumulated as of December 31, 2004 is attached hereto as Exhibit
2. Such listing is to be updated from time to time by the Borrower to reflect payments made and is to be appended to Exhibit 2.

         "Loan Documents" means all documents executed by the Borrower in connection with the employment of the Lender or loans made by the Lender to the Borrower and evidenced by notes, including but not limited to, this Agreement, the Notes, salary amounts authorized by the Board of Directors of the Borrower, the compensation records of the Borrower, and any financing statements relating to the Collateral.

         "Obligations" means the absolute obligation of the Borrower to pay to the Lender (a) any and all sums due to the Lender under the stated terms of the Indebtedness, this Agreement or the Loan Documents, and (b) in the event of any proceeding to enforce the collection of the Obligations, or any of them, after Default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral or of any exercise by the Lender of the Lender's rights in the Event of Default, together with attorneys' fees, expenses of collection and court costs, as provided in the Loan Documents.


                                   ARTICLE III
                            TERMS OF THE INDEBTEDNESS

         The terms of the Indebtedness are more fully described in the Loan Documents.


                                   ARTICLE IV
                              SECURITY FOR THE LOAN

     SECTION 4.1 SECURITY. The Borrower's Obligations under the Indebtedness are evidenced and secured by (a) this Agreement and (b) the Loan Documents. In order to secure the full and timely payment and performance of the Obligations, the Borrower hereby pledges and grants to the Lender all of the Borrower's right, title and interest in, to the Collateral.

     SECTION 4.2 EXERCISE OF RIGHTS. Until such time as the Borrower is in default in paying the principal sum of the Indebtedness or any interest accrued thereon, or in performing any of the Borrower's other obligations under the provisions of the Loan Documents, after notice and beyond applicable cure periods, if any, the Lender shall be entitled to exercise all of the rights held by it under the provisions of this Agreement and the Note.

     SECTION 4.3 INTENTIONALLY OMITTED.

     SECTION 4.4 PROCEEDS AND PRODUCTS. The Lender's security interest shall apply to and cover any and all proceeds of the Collateral, including but not limited to, insurance proceeds and the products of any Collateral.


         SECTION 4.5 PRIORITY OF LIEN AND SECURITY INTEREST. The lien and security interest granted by the Borrower to the Lender pursuant to this Agreement shall be and remain, at all times that any portion of the Indebtedness remains outstanding and unpaid, a second and indefeasible perfected security interest in and to the Collateral, unless otherwise agreed to be the Lender. It is agreed that any security given by the Borrower to the Lender to secure future deferred compensation shall be a first and indefeasible perfected security interest in and to the Collateral and this lien shall be specifically subordinated to said first lien.

     SECTION 4.6 LOSS OF SECURITY. The Lender shall not be liable for any loss of any Collateral in its possession, nor shall such loss diminish the debt due, unless said loss results from Lender's gross negligence or willful misconduct.


         SECTION 4.7 TERMINATION OF SECURITY INTEREST. Upon payment in full of such principal sum, interest and other indebtedness, and all other sums owed to the Lender under the provisions of the Loan Documents, this Agreement or any other document executed in connection therewith, the security interest in the Collateral shall be and become void and of no further effect; provided, that the affidavit, certificate, letter or statement of any officer, agent or attorney of the Lender that any of such principal sum, interest, indebtedness or other sums remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of the assignment, and any person may, and is hereby authorized to, rely thereon. The Borrower hereby authorizes and directs the licensee under each present or future Patent or Trademark, upon receipt from the Lender of written notice that a default exists thereunder or under this Agreement, after notice and beyond applicable cure periods to pay over to the Lender all rents, income and profits arising or accruing under such Patent and Trademark and to continue to do so until otherwise notified in writing by the Lender.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                 BY THE BORROWER


     SECTION 5.1 REPRESENTATIONS AND WARRANTIES BY THE BORROWER. The Borrower makes the following representations and warranties:

     (a) Existence. The Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Maryland and the Borrower has the power to own its properties and to carry on its business as now being conducted, and the Borrower is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

     (b) Authority. The Borrower has full power and authority to enter into and execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it and to incur and perform the Borrower's Obligations provided for herein and therein (including the borrowing under the Indebtedness). No further consent or approval of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents, or if required, the same has been obtained.

     (c) Binding Agreements. This Agreement and each of the other Loan Documents executed and delivered by the Borrower have been duly and properly executed by the Borrower, constitute the valid and legally binding obligations of the Borrower and are fully enforceable against the Borrower in accordance with their respective terms.

     (d) Litigation. There is no litigation or proceeding pending or threatened, before any court or administrative agency which will materially adversely affect the financial condition of the Borrower or the authority of the Borrower to enter into, or the validity or enforceability of, this Agreement or any of the other Loan Documents or the ability of the Borrower to perform the Borrower's Obligations which has not been disclosed to the Lender.

     (e) No Conflicting Agreements. There is (i) no provision in any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting any of the Borrower's property and (ii) no provision of law or order of court binding upon the Borrower or affecting any of the Borrower's property which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by the Borrower, or which would be in default or violated as a result of such execution, delivery or performance.

     (f) Taxes. The Borrower has timely and accurately filed all required federal, state and local tax or information returns, and it is not currently being audited by either the state or federal governments. The Borrower is not delinquent in the payment of any income, property or other federal, state or local tax or assessment.

     (g) Place of Business of Borrower. The Borrower has a place of business in Anne Arundel County, Maryland, which is the only place where the Borrower maintains a place of business.

     (h) Name. The Borrower has never operated under or used any other name or title to all of the Collateral. The Lender's security interest shall constitute a first and indefeasible security interest therein, unless otherwise agreed to by the Lender.

     (i) No Untrue Statements. Neither this Agreement, the Loan Documents nor any other document, certificate or statement furnished or to be furnished by the Borrower or by any other party to the Lender in connection herewith contains, or at the time of delivery will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not materially misleading.


                                       ARTICLE VI
                           AFFIRMATIVE COVENANTS OF BORROWER

         The Borrower hereby covenants and agrees that from the date hereof and until satisfaction in full of the Indebtedness, unless the Lender shall otherwise consent in writing, the Borrower shall do the following:


     SECTION 6.1 NOTICE OF CHANGE OF BUSINESS LOCATION. The Borrower shall notify the Lender in writing thirty (30) days in advance of any change in the location of any of its places of business or of the establishment of any new, or the discontinuance of any existing, place of business.


     SECTION 6.2 EXISTENCE; CERTAIN RIGHTS; LAWS. The Borrower shall do all things necessary to preserve and keep in full force and effect in each jurisdiction in which it conducts business, the business existence, licenses, permits, rights, patents, trademarks, trade names and franchises of the Borrower and comply with all present and future laws, ordinances, rules, regulations, judgments, orders and decrees which affect in any material way the Borrower, its assets or the operation of its business.

         SECTION 6.3 NOTICE OF LITIGATION OR OTHER PROCEEDINGS. The Borrower shall give immediate notice to the Lender of (i) the existence of any continuing material dispute with respect to any of the Collateral, (ii) the institution of any litigation, administrative proceeding or governmental investigation involving the Borrower and/or any of the Collateral, any of which might materially and adversely affect the operation, financial condition, property or business of the Borrower or any of the Collateral or affect the enforceability of this Agreement or any of the other Loan Documents.

     SECTION 6.4 INDEBTEDNESS. The Borrower shall pay or cause to be paid when due (or within applicable grace periods) all Indebtedness of the Borrower.


     SECTION 6.5 NOTICE OF EVENTS OF DEFAULT. The Borrower shall give immediate notice to the Lender if the Borrower becomes aware of the occurrence of any Event of Default, or of any facts, condition or event which with the giving of notice or lapse of time, or both, would be an Event of Default, or of the failure of the Borrower to observe or perform any of the conditions or covenants to be observed or performed by it under this Agreement or any of the other Loan Documents.

         SECTION 6.6 FURTHER ASSURANCES. The Borrower shall execute such other and further documents, including without limitation, promissory notes, security agreements, agreements, financing statements, continuation statements, and similar instruments as may from time to time, in the sole opinion of the Lender or the Lender's counsel, be necessary, proper or convenient, to perfect, confirm, establish, re-establish, continue or complete the security interest in the Collateral and the purposes and intentions of this Agreement, it being the intention of the Borrower to hereby provide a full and absolute warranty of further assurance to the Lender. In the event the Borrower shall fail for any reason to execute, within ten (10) days of the Lender's written demand, any document of the aforementioned type which the Lender requests the Borrower to execute, the Borrower shall and hereby irrevocably and automatically appoint the Lender as the Borrower's attorney-in-fact to execute such document in the Borrower's name, place and stead and on the Borrower's behalf, and such power of attorney shall constitute a power of attorney coupled with an interest and shall be irrevocable unless and until the subject document is fully and effectively executed.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, until satisfaction in full of all Obligations, it will not do or permit to be done or to cause to occur any of the acts or happenings set forth below without the prior written consent of the Lender.

     SECTION 7.1 FUNDAMENTAL CHANGES. Change its name, enter into or effect any merger, consolidation, share exchange, division, conversion, reclassification, recapitalization, reorganization or other transactions of like effect which changes the control of the affairs of Borrower from that which exists on the date hereof, or dissolve, sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business for adequate consideration) any material portion of its assets or any significant product line or process.

     SECTION 7.2 ENCUMBRANCE OR DISPOSAL OF COLLATERAL. The Borrower shall not sell, lease, convey, or otherwise dispose of, or mortgage, pledge, assign, grant or permit to exist any liens, claims, encumbrances or security interests in or upon any of the Collateral, except liens, if any, required by this Agreement.


     SECTION 7.3 ASSIGNMENT OF THIS AGREEMENT. The Borrower shall not assign or attempt to assign this Agreement to any person.

     SECTION 7.4 PREPAYMENT OF INDEBTEDNESS. Make any voluntary prepayments of Indebtedness other than in ordinary course of business.


                                  ARTICLE VIII
                           EVENTS OF DEFAULT; REMEDIES


     SECTION 8.1 EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under this Agreement, and the terms "Events of Default", "Event of Default" and "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     (a) Any representation or warranty made herein or in any statement or representation made in any certificate, report, financial statement or other instrument furnished in connection with this Agreement, or in any of the other Loan Documents, shall prove to have been incorrect in any material respect when made or shall be breached in any material respect; or

     (b) The Borrower shall fail to pay within five (5) days written notice that the same is due and payable any payment of principal of or interest under Indebtedness or with respect to any other sums or charges due on or under the Indebtedness or any repayment required by the security agreement executed in connection with this transaction;

                  (c) There shall occur a default in the due and punctual performance or observance of any term, covenant, condition, agreement or provision, other than as specified in the foregoing Paragraph (b), contained in any of the Loan Documents associated with this transaction, to be performed or observed by the Borrower, which is not cured within thirty (30) days of notice of said default, provided Borrower shall be given a greater period to cure if it commences to cure within said thirty (30) day period and diligently proceeds towards cure;

                  (d) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or any of its property or assets, (ii) become generally unable to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a debtor under 11 U.S.C. section 101 et. seq., (v) file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if any action shall be taken by the Borrower for the purposes of affecting any of the foregoing, or (vi) by any act indicate its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or trustee for the Borrower or any of its property or assets, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or

     (e) An order, judgment or decree shall be entered, without the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking the dissolution or reorganization of the Borrower or of all or any substantial part of the assets of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

     (f) Any judgment against the Borrower, or any attachment or any levy against any property of the Borrower with respect to a claim for an amount in excess of Twenty-Five Thousand Dollars ($25,000) remains unpaid, undischarged, unbonded or undismissed for a period of sixty (60) days; or

     (g) An Event of Default shall occur under any of the other Loan  Documents;
or

     (h) The Borrower is dissolved, terminated and/or liquidated.

    SECTION 8.2 REMEDIES ON DEFAULT. In addition to all other rights and remedies provided to it by law and under the Loan Documents, the Lender on the happening of any Event of Default may in its sole and absolute discretion do any or all of the following:

     (a) Declare the unpaid principal of the Indebtedness and interest accrued thereon, together with all other monies payable to the Lender by the Borrower, to be immediately due and payable by notice in writing to that effect, delivered to the Borrower, and upon such declaration, all such monies shall be immediately due and payable at the place of payment provided in such notice, anything in the Loan Documents or in this Agreement to the contrary notwithstanding.

     (b) Foreclose on any of the Collateral, or any collateral in which Lender has an interest pursuant to the terms of any other Indebtedness outstanding between Borrower and the Lender;

     (c) File suit against the Borrower under any Document associated with this transaction;

     (d) Seek specific performance or injunctive relief to enforce performance of the undertakings, duties and agreements provide in the documents associated with this transaction, whether or not a remedy exits as law or is adequate;

                  (e) The rights and remedies provided in this Agreement or in the Loan Documents or under applicable law shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to or as an alternative of such right or remedy. No delay or omission to exercise any right or power accruing upon an Event of Default shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed prudent.

         SECTION 8.3 SALE OF COLLATERAL. In addition to any other remedy provided herein, the Lender may, subject to applicable law, sell at public or private sale or otherwise realize upon, in Annapolis, Maryland or elsewhere, the whole or, from time to time, any part of the Collateral or any interest which the Borrower may have therein. After deducting from the proceeds of sale or other disposition of the Collateral all expenses, including all expenses for legal services, the Lender shall apply such proceeds toward the satisfaction of the Indebtedness. Any remainder of the proceeds after satisfaction in full of all amounts due and owing under the Indebtedness shall be distributed as required by applicable law. Notice of any sale or other disposition shall be given to the Borrower at least fifteen (15) working days (or such longer period as may be required by law) before the time of any intended public sale or of the time after which the intended private sale or other disposition of the Collateral is to be made, which the Borrower hereby agrees shall be reasonable notice of such sale or other disposition. The Borrower agrees to assemble, or to cause to be assembled, at the Borrower's own expense, the Collateral at such place or places as the Lender shall designate. At any such sale or other disposition, the Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral. Without limiting the generality of any of the rights and remedies conferred upon the Lender under this Agreement, the Lender may, to the full extent permitted by applicable law
(a) enter upon the premises of the Borrower and exclude therefrom the Borrower or any affiliate thereof, and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so, (b) at the Lender's option, use, operate, manage and control the Collateral in any lawful manner, (c) collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and (d) maintain, repair, renovate, alter or remove the Collateral as the Lender may determine in the Lender's sole and absolute discretion.

     SECTION 8.4 ATTORNEY'S FEES AND EXPENSES. The Borrower shall pay all reasonable attorneys' fees and expenses which the Lender may incur as a result or in consequence of the happening of an Event of Default, even if the Event of Default is cured and the Indebtedness is placed in good standing.


         SECTION 8.5 CONFESSED JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE BORROWER IN ANY COURT OF RECORD IN THE STATE OF MARYLAND AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THE INDEBTEDNESS OR ANY OF THE OTHER LOAN DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER (PROVIDED THAT, IF SUCH JUDGMENT IS NOT APPEALED OR CONTESTED BY THE BORROWER THEN, FOLLOWING THE PASSAGE OF TIME FOR APPEAL, AND COLLECTION OF THE AMOUNT OF SUCH JUDGMENT AND ALL SUCH FEES AND COSTS, THE LENDER WILL REMIT TO THE BORROWER THE EXCESS, IF ANY, OF THE ATTORNEY'S FEES AWARDED AND COLLECTED AND THE ACTUAL ATTORNEY' FEES REASONABLY INCURRED BY LENDER IN ENFORCING ITS RIGHTS HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS). THE BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

         SECTION 8.6 WAIVERS; CONSENT TO JURISDICTION. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Agreement or as otherwise permitted by applicable law. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (b) serving a copy thereof any agent hereafter designated in writing to the Lender by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS INDEBTEDNESS, OR (B) ANY DOCUMENT ASSOCIATED WITH THIS TRANSACTION. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAVIER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INDEBTEDNESS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAVIER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER HAS HAD AN OPPORTUNITY TO CONSULT COUNSEL REGARDING THIS WAIVER OR HAD KNOWINGLY ELECTED NOT TO CONSULT WITH COUNSEL PRIOR TO MAKING THIS WAIVER.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 INCONSISTENCIES. The terms and conditions of the Loan Documents are incorporated by reference and made a part hereof as if fully set forth herein. In the event of any inconsistencies between this Agreement and any other Loan Documents, such inconsistencies shall be construed, interpreted and resolved so as to benefit the Lender.

     SECTION 9.2 BENEFIT; BURDENS. This Agreement shall inure to the benefit of and shall be binding upon the Lender, the Borrower and their respective successors and permitted assigns and shall not inure to the benefit of any other party.

     SECTION 9.3 NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or when mailed by first class, certified mail, postage prepaid, return receipt requested, addressed to the Borrower, the Lender or to any other Person to whom any such notice or certificate or other communication is to be given, at the following addresses:

If to the Lender:        Andrew A. Pouring             George E. Ponticas
                         Edgewater, Maryland 21037     Timonium, Maryland 21093

                         Michael I. Keller             Sidney Gulick, 3d
                         Alexandria, Virginia 22311    Adelphi, Maryland 20783

If to the Borrower:      Sonex Research, Inc
                         c/o Andrew A. Pouring
                         23 Hudson Street
                         Annapolis, Maryland 21401

     SECTION 9.4 AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may not be amended, changed, modified, altered or terminated except by a written instrument executed by the Lender and the Borrower.


     SECTION 9.5 LAW GOVERNING. This Agreement is prepared and entered into with the intention that the law of the State of Maryland shall govern its construction and interpretation.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed and sealed as of the day and year first above written.


WITNESS/ATTEST:                    SONEX RESEARCH, INC.



---------------                    --------------------
                                   Andrew A. Pouring,
                                   Chief Executive Officer





                                   EXHIBIT 1

                              STATEMENT OF INTENT
                                 January 7, 2005



         Sonex Research, Inc. ("Sonex" or the "Company") has been unable for an extended period of time to keep current with its compensation payments to consultant Michael I. Keller and to officers Andrew A. Pouring and George E. Ponticas, or to timely repay loans made by Keller and shareholder Sidney L. Gulick, 3d. The Company's accounting records provide detailed listings of the significant amounts owed to these individuals.

         The Company requires an immediate infusion of cash for urgent working capital needs. The Company needs Pouring, Ponticas and Keller to continue to provide services in their present capacities in order for the Company to continue in operation, yet the Company presently does not have sufficient cash to pay current compensation as earned. Through March 31, 2005 the Company anticipates cash receipts of $116,807 upon payment on the Company's remaining invoices issued and to be issued to the Defense Advanced Research Projects Agency (DARPA) totaling $104,341, and $12,466 under a current purchase order from XXXXXX XXXXXXX XXXXXXXX XXXXX, yet such cash receipts are restricted as to use because they are currently securing amounts due under notes payable to Gulick and Keller. In addition, Keller has offered to provide the Company additional cash for working capital of $25,000 on the good faith promise of the Company to provide promptly adequate security for such note and for previous notes and assurances as to the availability of Pouring and Ponticas to continue to provide services to Sonex.

     This Statement of Intent serves to provide preliminary documentation of an agreement in principle by Sonex, Keller, Pouring and Ponticas for the conditions under which these individuals will undertake to keep Sonex in operation for the immediately foreseeable future. Pouring, Ponticas and Keller have agreed to act as a group for the mutual benefit of the Company, its shareholders, Gulick, other creditors and themselves. Pouring is also acting individually for the benefit of consultant David A. Blank. In consideration, Sonex agrees to execute a pledge, assignment or grant to Keller, Pouring, Ponticas and Gulick of a shared security interest in the Company's patents (the "Collateral") with respect to the following services, personal guarantees, and liabilities which are detailed in the Company's accounting records:

     1. Accrued compensation, comprised of wages, vacation, bonus and/or consulting fees owed to Keller, Pouring and Ponticas, and to Blank in an amount to be determined by Pouring.
     2.  Reimbursable  expenses  owed to  Keller, Pouring and Ponticas.
     3.  Notes plus accrued interest payable to Keller and Gulick.
     4. Personal financial guarantees by Pouring for the payment by the Company of charges accumulated with respect to business credit card accounts and pursuant to equipment leases.
     5.  Payments  for  continued  services by Pouring, Ponticas and Keller.

         Sonex is to receive the following consideration:

     1. Keller will provide the Company additional cash for working capital of $25,000 pursuant to a Promissory Note payable by March 31, 2005.
     2. Keller and Gulick will agree to extend to March 31, 2005 the due dates of all presently outstanding notes and will agree to amend such notes to release the collateral presently provided by cash payments received from Company revenues.
     3. Pouring, Ponticas and Keller will agree to continue to provide services to the Company in their present capacities under existing compensation arrangements for the immediately foreseeable future under the risk of the Company's being unable to pay outstanding compensation and/or current compensation as earned.
     4. Pouring, Ponticas and Keller will agree to stay any demand for immediate payment of outstanding compensation through March 31, 2005.

         It is the intention of Sonex to obtain legal counsel as soon as practical to prepare a security and/or other similar agreement(s) to be effective January 7, 2005 (the "Security Agreement") to record formally the intent of the parties as outlined herein. It is the intention of the parties to further share the security interest in the Collateral with additional potential lenders or others as necessary for the benefit of the Company and its shareholders.

         Signed this 7th day of January, 2005, at Annapolis, Maryland.



------------------
Michael I. Keller


------------------
Andrew A. Pouring


------------------
George E. Ponticas



                              SONEX RESEARCH, INC.


By:      ------------------                  ------------------
         Andrew A. Pouring                   George E. Ponticas
         Chief Executive Officer             Chief Financial Officer



                                 EXHIBIT 2


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                DECEMBER 31, 2004

                                 SECOND SECURITY


Services:

  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer  325,513
Ponticas   CFO & Secretary                                     219,659
Keller     Director of Business Development & Program Manager   86,015  631,187


Notes & interest payable:

                         Date and Description
                         --------------------

Gulick     3/27/02, 6/25/03 & 3/16/04 - Operating cash         109,206
Keller     8/13/04 & 12/17/04 - Operating cash                  25,217  134,423


Financial guarantees:

Pouring    Capital One VISA                                     24,797
Pouring    Bank of America (Fleet) VISA                         16,092
Pouring    Equipment lease obligations                          27,021   67,910
                                                                        -------


           Total                                                        833,520





                                  EXHIBIT 2.1


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  MARCH 3, 2005


Second security:


Services through Dec 2004:


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer  323,254
Ponticas   CFO & Secretary                                     210,598
Keller     Director of Business Development & Program Manager   83,270  617,122


Pre-2005 notes & interest payable:

                         Date and Description
                         --------------------

Gulick     3/27/02, 6/25/03 & 3/16/04 - Operating cash         109,206
Keller     8/13/04 & 12/17/04 - Operating cash                  25,217  134,423


Pre-2005 financial guarantees:

Pouring    Capital One VISA                                     23,415
Pouring    Equipment lease obligations                          25,012   48,427
                                                                        -------


           Total                                                        799,972





                                 EXHIBIT 2.2


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  MARCH 31, 2005


Second security:


Services through Dec 2004:


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer  323,513
Ponticas   CFO & Secretary                                     207,713
Keller     Director of Business Development & Program Manager   83,270  614,496


Pre-2005 notes & interest payable:

                         Date and Description
                         --------------------

Gulick     3/27/02, 6/25/03 & 3/16/04 - Operating cash         110,774
Keller     8/13/04 & 12/17/04 - Operating cash                  25,587  136,361


Pre-2005 financial guarantees:

Pouring    Capital One VISA                                     21,717
Pouring    Equipment lease obligations                          23,986   45,703
                                                                        -------


           Total                                                        796,560




                                  EXHIBIT 2.3


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                                  JUNE 30, 2005


Second security:


Services through Dec 2004:


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer  323,513
Ponticas   CFO & Secretary                                     195,599
Keller     Director of Business Development & Program Manager   83,270  602,382


Pre-2005 notes & interest payable:

                         Date and Description
                         --------------------

Gulick     3/27/02, 6/25/03 & 3/16/04 - Operating cash         112,360
Keller     8/13/04 & 12/17/04 - Operating cash                  25,961  138,321


Pre-2005 financial guarantees:

Pouring    Capital One VISA                                     18,721
Pouring    Equipment lease obligations                          20,818   39,539
                                                                        -------


           Total                                                        780,242




                                 EXHIBIT 2.4


                              SONEX RESEARCH, INC.
                         OBLIGATIONS SECURED BY PATENTS
                               SEPTEMBER 30, 2005


Second security:


Services through Dec 2004:


  Name                         Services                         Amount
  ----                         --------                         ------

Pouring    Chairman, CEO, President & Chief Technical Officer  317,513
Ponticas   CFO & Secretary                                     165,022
Keller     Director of Business Development & Program Manager   75,250  557,785


Pre-2005 notes & interest payable:

                         Date and Description
                         --------------------

Gulick     3/27/02, 6/25/03 & 3/16/04 - Operating cash         107,603
Keller     8/13/04 & 12/17/04 - Operating cash                  25,378  132,981


Pre-2005 financial guarantees:

Pouring    Capital One VISA                                     10,713
Pouring    Equipment lease obligations                          17,512   27,685
                                                                        -------


           Total                                                        718,451